UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2009

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Semi-annual report for the six months ended December 31, 2014

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest equity holdings
7	Investment portfolio
15	Financial statements
17	Notes to financial statements

Fellow investors:

Emerging markets stocks declined following gains in the first half of 2014 as oil prices dropped and Russia grappled with its worst economic crisis since its 1998 default. The value of Emerging Markets Growth Fund fell 9.84% with distributions reinvested for the six-month period, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI) lost 7.77%*. Energy stocks posted the steepest losses, with markets in Russia and Brazil falling sharply. Most emerging markets currencies declined further against the U.S. dollar, eroding equity returns.

Asian markets were a bright spot, fueled by reform momentum and expectations that several oil-importing countries might benefit from lower prices. Chinese stocks rallied despite concerns about slowing economic growth. Investors seemed to take heart from continued stimulus measures and a November interest rate cut. India and Indonesia rose modestly after posting sharp gains in the first half of the year amid investor enthusiasm over the election of new reform-minded governments. Health care stocks were one of the few sectors to gain across emerging markets; financials also ended the period higher.

Market review

Russian stocks sank 44%, hurt by the dramatic slide of the ruble. The country’s currency fell 43% as investors worried about weaker oil prices and the impact of economic sanctions following Russia’s annexation of Crimea in March. Russia’s central bank raised the key interest rate by 650 basis points to 17% in mid-December to help stem the currency’s deterioration. Standard & Poor’s indicated that it might downgrade Russia’s sovereign rating below investment-grade status for the first time in a decade, after lowering it to BBB-in April (S&P cut Russia’s rating to non-investment grade in January).

*	Unless otherwise noted, country and sector returns are based on MSCI Emerging Markets IMI indices, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

	Cumulative total returns		Average annual total returns
For periods ended December 31, 2014, with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	–9.84%	–7.52%	1.97%	–0.57%	8.61%	14.08%
MSCI Emerging Markets IMI[2,3]	–7.77	–1.79	4.46	1.93	8.64	10.87	[4]
MSCI Emerging Markets Index[3,5]	–7.84	–2.19	4.04	1.78	8.43	10.79	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987 to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio was 0.73% as of the most recent fiscal year-end, and was 0.77% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated October 31, 2014.

Emerging Markets Growth Fund	1

Lower commodity prices also weighed on Brazilian equities. The MSCI Brazil IMI dropped 23%, hampered by the 17% depreciation of the real, concerns about poor economic growth, a corruption scandal in the oil industry and political concerns over October’s presidential election. Dilma Rousseff was narrowly re-elected, dampening hope for reform (though investors seemed to take some comfort from the appointment of Joaquim Levy as finance minister in November). Brazil’s central bank hiked the Selic rate by 50 basis points to 11.75% in December, following a 25-basis-point increase in October, despite the slowing economy.

Chinese stocks advanced as the government’s targeted stimulus measures seemed to bolster investor confidence. The MSCI China IMI rose 7%, with financial stocks climbing sharply. The People’s Bank of China surprised many observers in November when it cut interest rates for the first time in more than two years. Real estate shares also rebounded on the heels of significant declines earlier in the year; Chinese authorities further eased mortgage lending restrictions at the end of September. Among a series of other policy measures following last year’s sweeping reforms, the government announced in July that it would focus on improving corporate governance at state-owned enterprises and increasing private ownership in select industries, including energy and telecommunications. Meanwhile, the much-anticipated Shanghai–Hong Kong Stock Connect was launched in November, opening a number of domestic companies to foreign investors. Domestically oriented A-shares jumped more than 50%.

Stock markets in India and Indonesia ended the six-month period higher, bouncing back from last year’s struggles with weak currencies and deteriorating current account deficits. Indian stocks climbed 2% following Prime Minister Narendra Modi’s historic election in May. Indonesian equities advanced 3%, with Joko Widodo winning the presidential election in July.

Portfolio review*

Investments in commodity-related stocks weighed on portfolio returns. A substantial slide in oil prices — combined with reduced capital expenditures — hurt several energy exploration and production firms and oil services companies, including Cobalt International Energy and Bumi Armada. Several investments in the materials

*	Percentage of net assets for all securities mentioned in the portfolio review are listed in the top 20 holdings chart, except for Yandex and Hyundai Mobis, which each make up about 1.0% of total net assets, CSR and Zhuzhou CSR Times Electric, which are 1.7% combined, First Quantum Minerals and Cobalt International Energy, which are each 0.7%, and Bumi Armada, which comprises 0.5%.

20 largest equity holdings

		Price change
	Percent of	for the
	net assets as	six months ended
	of 12/31/14	12/31/14*
ICICI Bank	2.3%	16.5%
Bank of China	2.3	25.0
China Pacific Insurance	2.3	42.0
China Overseas Land & Investment	2.2	21.6
Taiwan Semiconductor Manufacturing	2.1	4.2
Samsung Electronics	1.7	–7.0
AIA Group	1.6	9.6
China Mengniu Dairy	1.5	–11.4
Bharti Airtel	1.5	–0.8
Infosys	1.5	14.9
Wynn Macau	1.4	–28.9
Bangkok Bank	1.4	–1.3
HDFC Bank	1.3	9.8
Delta Electronics	1.3	–18.4
Melco Crown Entertainment	1.3	–28.9
Samsonite International	1.2	–10.2
Oil Search	1.2	–29.1
Beijing Enterprises Holdings	1.2	–17.4
Hyundai Motor	1.1	–33.1
China Everbright International	1.1	3.1
Total	31.5%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

						Value of holdings
	Percent of net assets			MSCI EM IMI[1]		12/31/14
	12/31/13	6/30/14	12/31/14	6/30/14	12/31/14	(in thousands)

Asia-Pacific
China	19.3%	21.3%	27.5%	18.4%	21.7%	$1,366,768
Hong Kong	7.0	7.5	7.6	—	—	377,158
India	8.7	12.6	14.1	6.8	7.4	701,539
Indonesia	1.4	1.8	1.8	2.6	2.9	89,437
Malaysia	3.1	3.1	2.5	4.0	3.7	126,517
Philippines	.9	.8	1.0	1.0	1.3	47,528
Singapore	.8	.9	1.0	—	—	49,042
South Korea	9.9	9.2	6.4	15.6	14.8	316,359
Taiwan	4.9	5.3	5.3	13.3	13.4	262,942
Thailand	1.8	2.1	1.8	2.4	2.6	91,865
	57.8	64.6	69.0	64.1	67.8	3,429,155

Latin America
Argentina	—	.3	.6	—	—	27,981
Brazil	7.9	6.9	5.2	10.2	8.3	256,003
Chile	1.2	1.1	1.2	1.5	1.4	60,895
Colombia	—	—	—	.9	.7	—
Mexico	3.4	3.4	3.5	4.8	4.7	176,327
Peru	—	.1	.1	.4	.4	5,739
	12.5	11.8	10.6	17.8	15.5	526,945

Eastern Europe and Middle East
Greece	—	.3	.1	.8	.5	7,385
Israel	.6	.6	.1	—	—	5,471
Oman	.5	.4	.5	—	—	24,112
Russia	6.9	6.8	4.4	4.8	2.8	218,067
Turkey	.4	—	—	1.7	1.8	—
United Arab Emirates	.3	.3	.5	.5	.7	23,911
Other[2]	—	—	—	2.5	2.7	—
	8.7	8.4	5.6	10.3	8.5	278,946

Africa
Egypt	—	—	—	.3	.4	—
South Africa	1.1	1.9	2.7	7.5	7.8	132,113
	1.1	1.9	2.7	7.8	8.2	132,113

Other markets[3]
Australia	1.0	1.3	1.2			58,727
Austria	.4	.4	.5			24,611
Canada	1.3	1.5	1.1			55,143
Italy	.2	.2	.2			10,102
Luxembourg	1.2	—	—			—
Netherlands	.8	.7	.3			14,635
Switzerland	.5	.6	.7			35,053
United Kingdom	3.1	2.6	2.0			100,184
United States of America	2.5	2.3	2.3			116,024
	11.0	9.6	8.3			414,479

Multinational	.3	.4	.4			18,471
Other[4]	4.9	—	—			—
Other assets less liabilities (including short-term securities and forward currency contracts)	3.7	3.3	3.4			168,299

Total net assets	100.0%	100.0%	100.0%			$4,968,408

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes: Czech Republic, Hungary, Poland and Qatar.
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[4]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

sector also fell considerably. Shares of First Quantum Minerals detracted as copper prices ebbed and the metals conglomerate grappled with concerns that a tax plan overhaul in Zambia might erode profits.

The choice of consumer discretionary stocks also hindered fund returns. Shares of Hyundai Motor and its auto parts supplier Hyundai Mobis slumped as investors reacted to Hyundai Motor’s more-than-$10-billion purchase of land for its new headquarters in Seoul — over triple the property’s appraised value.

Investments in several Hong Kong–listed casinos fell as gambling revenue in Macau declined, hurt by the impact of China’s anti-corruption campaign (annual revenue in 2014 fell for the first time since Chinese casinos were liberalized in 2001). Managers continue to invest in gaming stocks, like Wynn Macau, that they believe will be supported by longer term demand and solid mass-market revenues.

Stock selection in Russia weighed on fund results, with shares of Internet firm Yandex falling sharply with the rest of the country’s equity market.

The choice among stocks in the industrials sector was a bright spot. Investments in railway companies CSR and Zhuzhou CSR Times Electric gained, fueled by hopes for continued infrastructure spending as firms further expanded their businesses. Locomotive manufacturers CSR and CNR announced plans to merge at the end of the year, forming a $26 billion company and further establishing China’s role as a global supplier of high-speed trains.

Investments in the financials sector also posted strong gains, with several firms in China benefiting from stimulus measures and looser monetary policy. Bank of China shares rallied 25%. China Pacific Insurance climbed 42%, helped by stable profits and expectations that the insurer might benefit from continued reform initiatives. India’s ICICI Bank also rose meaningfully, bolstered by solid earnings and expectations for an improving economy. Stock selection in India had a positive impact on fund returns overall, with health care firms posting strong gains as pharmaceutical companies continued to profit from significant global demand. Shares of business outsourcing firm Infosys also rose sharply.

Outlook

Developing countries are expected to face a number of crosscurrents in the coming year, including continued geopolitical risk in Russia, commodity weakness and a strong U.S. dollar. At the same time, the U.S. economy has been picking up momentum, central banks in Europe and Japan have adopted looser policies, and China’s government seems focused on providing targeted stimulus and interest rate cuts to help stabilize growth. Markets like India also appear to be on track with new reforms, economic recovery seems to be underway and inflationary pressures have been reined in, opening the door to potential interest rate cuts (the Reserve Bank of India

	Six months ended 12/31/14
	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency

Asia-Pacific
China	7.5%	7.5%
India	2.4	7.5
Indonesia	3.4	8.0
Malaysia	–13.8	–6.2
Philippines	4.9	7.5
South Korea	–13.4	–5.9
Taiwan	–4.1	1.5
Thailand	0.7	2.1

Latin America
Brazil	–22.7	–6.7
Chile	–11.6	–3.1
Colombia	–29.3	–10.6
Mexico	–10.8	1.3
Peru	–2.6	–2.4

Eastern Europe and Middle East
Czech Republic	–11.6	1.0
Greece	–43.2	–35.7
Hungary	–23.3	–11.5
Poland	–16.2	–2.0
Russia	–43.6	–11.2
Turkey	–1.9	8.2
United Arab Emirates	–3.1	–3.1
Qatar	7.1	7.1

Africa
Egypt	7.8	7.8
South Africa	–3.4	5.0

Emerging Markets Growth Fund	–9.8%

*	The market indices, which are compiled by MSCI, reflect dividends net of withholding taxes.
The market indices are unmanaged and, therefore, have no expenses.

4	Emerging Markets Growth Fund

lowered its key interest rate in January). Lower oil prices are likely to be a headwind for most commodity exporters, but should benefit oil-importing Asian economies such as India.

From a stock market perspective, emerging markets have lagged developed market equities in the last few years as corporate earnings have disappointed from a bird’s eye view. But many emerging markets companies continue to deliver, with select firms likely to capitalize on burgeoning demand in their respective markets and industries. Recent weakness in emerging markets has also created investment opportunities at attractive valuations. Managers tend to favor small and mid-cap stocks, with an emphasis on consumer-oriented companies and financial services as well as industrials firms.

About 21% of the fund’s total net assets are invested in the consumer sectors. Managers are finding value in a range of consumer-related stocks as living standards continue to improve and people spend more on everything from health care and education to travel and higher quality clothing and food. Select telecommunications and technology stocks offer additional opportunities as people in developing markets rely more on smartphones and other forms of technology to communicate and conduct day-to-day business. About 15% of the fund’s total net assets are composed of technology and telecommunications stocks, including Taiwan Semiconductor Manufacturing, which makes cutting-edge chips for smartphones, and India’s Infosys, which is expected to profit from sustained global demand for business outsourcing services.

Financials also make up a significant portion of the portfolio at about 24% of total net assets. Managers are finding attractive opportunities in a number of Asian financial companies that they believe are likely to grow long-term earnings and establish even stronger footholds in their local markets as demand for services increases. They also tend to favor private institutions that seem well positioned to gain market share from less efficient state-owned enterprises over time.

Managers remain interested in a number of industrials firms that seem poised to reap the rewards of increased infrastructure spending, as well as demand for niche products. Industrials comprise nearly 14% of the fund’s assets. Managers are concentrating on companies that should be supported by specific reforms in areas such as cleaner energy in China, as well as select utilities firms in other markets that stand to benefit from regulatory changes and restructuring efforts. Overall, the fund is less invested in energy and materials stocks than the MSCI Emerging Markets IMI, with holdings in these sectors making up about 12% of the fund’s total net assets.

We believe the emerging markets universe offers a wide range of compelling investment opportunities, and we look forward to reporting to you again in another six months.

Sincerely,

Victor D. Kohn

President

February 18, 2015

Emerging Markets Growth Fund	5

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International,Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc. one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travels the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

6	Emerging Markets Growth Fund

Investment portfolio December 31, 2014

Sector diversification						unaudited

	Equity securities
	Common stocks	Convertible stocks		Bonds & notes		Percent of net assets
Financials	24.0%	—%		—	%*	24.0%
Consumer discretionary	13.6	—		—	*	13.6
Industrials	13.6	—		—		13.6
Information technology	10.2	—		—		10.2
Consumer staples	6.9	—		.1		7.0
Materials	6.8	—		—		6.8
Health care	5.2	—	*	—		5.2
Energy	5.0	—		—		5.0
Telecommunication services	4.6	—		—		4.6
Utilities	4.2	—		—		4.2
Other	1.9	—		—		1.9
Government	—	—		.5		.5
	96.0%	—	%*	.6%		96.6

Short-term securities						2.4
Other assets less liabilities (including forward currency contracts)						1.0
Net assets						100.0%

*	Amount rounds to less than .1%.

Equity securities

Asia-Pacific 69.0%	Shares	Value (000)
China 27.5%
Anhui Conch Cement Co. Ltd.	4,410,554	$15,765
Anhui Conch Cement Co. Ltd. (Hong Kong)	3,500	13
Bank of China Ltd. (Hong Kong)	201,697,724	112,928
Baoxin Auto Group Ltd. (Hong Kong)	22,270,500	12,788
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,506,500	58,682
China Everbright International Ltd. (Hong Kong)	35,934,000	52,968
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	39,390,600	24,331
China Longyuan Power Group Corp., Ltd. (Hong Kong)	13,042,000	13,435
China Mengniu Dairy Co. (Hong Kong)	18,260,000	74,875
China Modern Dairy Holdings Ltd. (Hong Kong)[1]	88,258,000	24,989
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	4,748
China Overseas Land & Investment Ltd. (Hong Kong)	36,496,000	107,707
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	22,322,000	111,865
China Resources Land Ltd. (Hong Kong)	14,894,131	39,093
China Shenhua Energy Co., Ltd.	392,200	1,283
China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	5,691
China Unicom Ltd. (Hong Kong)	28,752,836	38,585
China Vanke Co. Ltd.	791,100	1,799
China Vanke Co. Ltd. (Hong Kong)[1]	5,413,500	12,014

Emerging Markets Growth Fund	7

Equity securities (continued)

Asia-Pacific (continued)	Shares	Value (000)
China (continued)
CSR Corp. Ltd. (Hong Kong)	30,651,000	$41,265
EVA Precision Industrial Holdings Ltd. (Hong Kong)	55,058,000	12,428
First Tractor Co. Ltd. (Hong Kong)	11,974,000	8,767
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,019,572	168
Goodbaby International Holdings Ltd. (Hong Kong)	30,288,000	10,517
Great Wall Motor Co., Ltd. (Hong Kong)	1,703,000	9,611
Guangdong Investment Ltd. (Hong Kong)	5,724,000	7,448
Haitian International Holdings Ltd. (Hong Kong)	20,649,000	43,297
Honghua Group Ltd. (Hong Kong)	42,178,000	5,390
Huaneng Power International, Inc. (Hong Kong)	41,916,000	56,594
Industrial and Commercial Bank of China Ltd. (Hong Kong)	38,171,708	27,729
Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	15,714
Jiangsu Hengrui Medicine Co., Ltd.	3,919,992	23,680
Lenovo Group Ltd. (Hong Kong)	24,764,000	32,285
Longfor Properties Co., Ltd. (Hong Kong)	18,324,268	23,516
MicroPort Scientific Corp. (Hong Kong)[1]	5,325,404	2,244
Mindray Medical International Ltd. (ADR)	318,100	8,398
Minth Group Ltd. (Hong Kong)	21,508,000	44,359
New Oriental Education & Technology Group, Inc. (ADR)[1]	138,900	2,835
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,318,300	4,628
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	43,311,000	11,327
Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	7,661,800	6,164
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	4,643,000	16,654
Shanghai Jahwa United Co., Ltd.	3,040,841	16,819
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,479,600	23,556
Shenguan Holdings Group Ltd. (Hong Kong)	45,800,000	15,242
Sino Biopharmaceutical Ltd. (Hong Kong)	28,956,000	26,192
Sinofert Holdings Ltd. (Hong Kong)[1]	101,702,000	16,568
Tencent Holdings Ltd. (Hong Kong)	363,500	5,216
Want Want China Holdings Ltd. (Hong Kong)	4,527,000	5,939
Weichai Power Co., Ltd. (Hong Kong)	9,961,040	41,807
Whirlpool China Co., Ltd., Class A	5,399,904	10,692
Zhongsheng Group Holdings Ltd. (Hong Kong)	36,928,000	33,303
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	7,344,500	42,857
		1,366,768

Hong Kong 7.6%
AIA Group Ltd.	14,607,200	80,434
Cheung Kong Infrastructure Holdings Ltd.	4,311,000	31,770
China Yongda Automobiles Services Holdings Ltd.	6,126,000	4,018
Chow Sang Sang Holdings International Ltd.	3,780,800	9,907
Galaxy Entertainment Group Ltd.	4,797,000	26,703
Hilong Holding Ltd.	12,984,000	3,035
Jardine Matheson Holdings Ltd.	122,800	7,473
Melco Crown Entertainment Ltd. (ADR)	2,480,500	63,005
MGM China Holdings Ltd.	4,094,800	10,323

8	Emerging Markets Growth Fund

	Shares	Value (000)
Hong Kong (continued)
Samsonite International SA	20,784,600	$61,528
Stella International Holdings Ltd.	1,954,000	5,152
VTech Holdings Ltd.	301,600	4,315
Wynn Macau, Ltd.	24,927,600	69,495
		377,158

India 14.1%
Apollo Hospitals Enterprise Ltd.	1,330,565	23,785
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	4,279
Bajaj Auto Ltd.	344,706	13,236
Bharat Electronics Ltd.	322,001	15,043
Bharti Airtel Ltd.	13,308,519	73,986
CRISIL Ltd.	104,294	3,138
Emami Ltd.	676,434	8,409
Glenmark Pharmaceuticals Ltd.	3,296,473	40,093
HDFC Bank Ltd.	4,278,006	64,156
HDFC Bank Ltd. (ADR)	7,100	360
Housing Development Finance Corp. Ltd.	2,890,450	51,710
ICICI Bank Ltd.	8,173,330	45,396
ICICI Bank Ltd. (ADR)	6,062,500	70,022
Info Edge (India) Ltd.	1,288,951	17,350
Infosys Ltd.	2,363,576	73,510
ITC Ltd.	1,745,821	10,165
Jain Irrigation Systems Ltd. (DVR)	342,509	278
Just Dial Ltd.	159,559	3,410
Kotak Mahindra Bank Ltd.	787,961	15,689
Larsen & Toubro Ltd.	289,062	6,795
Steel Authority of India Ltd.	30,077,062	39,116
Sun Pharmaceutical Industries Ltd.	3,628,157	47,410
Tata Steel Ltd.	3,916,406	24,592
Tech Mahindra Ltd.	560,473	22,989
Thermax Ltd.	331,403	5,583
Torrent Power Ltd.	119,772	298
United Spirits Ltd.[1]	47,240	2,076
VA Tech Wabag Ltd.	800,627	18,665
		701,539

Indonesia 1.8%
PT Agung Podomoro Land Tbk	170,161,500	4,569
PT Bank Mandiri (Persero) Tbk, Series B	16,312,192	14,080
PT Bank Rakyat Indonesia (Persero) Tbk	17,726,800	16,506
PT Elang Mahkota Teknologi Tbk	44,456,400	28,125
PT Surya Citra Media Tbk	92,492,100	26,157
		89,437

Malaysia 2.5%
Bumi Armada Bhd.	78,333,430	24,486
CIMB Group Holdings Bhd.	15,351,934	24,391

Emerging Markets Growth Fund	9

Equity securities (continued)

	Shares	Value (000)
Asia-Pacific (continued)
Malaysia (continued)
Genting Bhd	4,990,100	$12,651
Genting Bhd, warrants, expires 12/18/18[1]	2,194,675	1,751
IHH Healthcare Bhd.	19,524,400	26,867
IJM Corp. Bhd.	16,953,654	31,861
Naim Cendera Holdings Bhd.[1]	3,861,700	3,279
StemLife Bhd.	10,645,350	1,231
		126,517

Philippines 1.0%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—
Energy Development Corp.	80,341,924	14,643
International Container Terminal Services, Inc.	11,759,028	30,120
SM Investments Corp.	152,580	2,765
		47,528

Singapore 1.0%
CapitaRetail China Trust	7,132,560	8,692
KrisEnergy Ltd.[1]	10,391,000	4,929
Olam International Ltd.	7,185,868	10,937
Olam International Ltd., warrants, expires 1/29/18[1]	447,230	157
Yoma Strategic Holdings Ltd.[1]	49,020,000	24,327
		49,042

South Korea 6.4%
AMOREPACIFIC Corp.	2,800	5,625
Daum Kakao Corp.	102,000	11,390
Hana Financial Group Inc.	873,087	25,222
Hyundai Engineering & Construction Co., Ltd.	220,693	8,356
Hyundai Mobis Co., Ltd.	239,958	51,072
Hyundai Motor Co.	322,997	49,037
Hyundai Motor Co., preference shares	56,638	6,859
LG Household & Health Care Ltd.	46,878	26,564
LG Uplus Corp.	3,813,223	39,646
Orion Corp.	11,369	10,456
Samsung Electronics Co., Ltd.	2,965	3,564
Samsung Electronics Co., Ltd. (GDR)[2]	130,728	78,568
		316,359

Taiwan 5.3%
AirTAC International Group	4,124,810	37,032
CTCI Corp.	19,302,000	30,676
Delta Electronics, Inc.	10,790,348	64,115
MediaTek Inc.	298,620	4,347
Merida Industry Co., Ltd.	197,300	1,338
Taiwan Cement Corp.	5,227,000	7,139
Taiwan Semiconductor Manufacturing Co. Ltd.	23,849,568	105,242
Yungtay Engineering Co., Ltd.	5,227,000	13,053
		262,942

10	Emerging Markets Growth Fund

	Shares	Value (000)
Thailand 1.8%
Bangkok Bank PCL, nonvoting depository receipt	11,533,900	$67,704
Kasikornbank PCL, nonvoting depository receipt	1,635,300	11,292
PTT PCL	1,312,600	12,869
		91,865

Latin America 10.0%
Argentina 0.6%
Grupo Financiero Galicia SA, Class B	5	—
YPF Sociedad Anónima, Class D (ADR)	1,057,100	27,981
		27,981

Brazil 4.6%
Banco Bradesco SA, preferred nominative (ADR)	1,771,630	23,687
BRF SA, ordinary nominative	75	2
BRF SA, ordinary nominative (ADR)	150,700	3,519
BTG Pactual Group, units	446,000	4,723
CCR SA, ordinary nominative	3,690,800	21,396
Gerdau SA (ADR)	1,888,000	6,702
Hypermarcas SA, ordinary nominative[1]	8,361,600	52,374
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,308,314	30,031
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	378,000	1,358
QGEP Participações SA, ordinary nominative	6,252,000	16,934
TIM Participações SA, ordinary nominative	1,128,500	5,001
TIM Participações SA, ordinary nominative (ADR)	71,900	1,597
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	4,006,000	7,611
Vale SA, Class A, preferred nominative	485,200	3,510
Vale SA, Class A, preferred nominative (ADR)	487,000	3,535
Vale SA, ordinary nominative (ADR)	3,754,000	30,708
Wilson Sons Ltd. (BDR)	1,334,100	16,060
		228,748

Chile 1.2%
Enersis SA	16,189,523	5,302
Enersis SA (ADR)	1,954,850	31,336
Inversiones La Construcción SA	1,901,502	23,049
Ripley Corp SA	2,494,234	1,208
		60,895

Mexico 3.5%
América Móvil, SAB de CV, Series L (ADR)	1,875,500	41,599
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	4,393,054	44,765
Fibra Uno Administración, SA de CV	10,042,800	29,597
Grupo Comercial Chedraui, SAB de CV, Class B1	1,813,000	5,198
Grupo Sanborns, SAB de CV, Series B1	4,982,600	7,761
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B-1[1]	15,661,244	43,501
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,645,366	3,853
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	53
		176,327

Peru 0.1%
Graña y Montero SAA (ADR)	454,000	5,739

Emerging Markets Growth Fund	11

Equity securities (continued)

Eastern Europe and Middle East 5.6%	Shares	Value (000)
Greece 0.1%
Eurobank Ergasias SA1	5,626,309	$1,250
Jumbo SA	601,638	6,135
		7,385

Israel 0.1%
Shufersal Ltd.	2,567,201	5,471

Oman 0.5%
bank muscat SAOG	15,444,678	23,284

Russia 4.4%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,573,000)[1,3,4,5,6]	11,783,118	15,575
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $17,966,000)[3,4,5,6]	23,512,961	24,907
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $18,567,000)[1,3,4,5,6]	20,566,291	11,898
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $32,945,000)[1,3,4,5,6]	35,924,517	22,657
Globaltrans Investment PLC (GDR)	249,985	1,269
New Century Capital Partners, LP (acquired 12/7/95, cost: $686,000)[1,3,5]	5,247,900	2,535
OAO TMK (GDR)	445,005	1,028
OJSC Alrosa	37,574,769	38,969
OJSC Magnit	20,509	3,262
OJSC Magnit (GDR)	177,810	8,018
OJSC MegaFon (GDR)	322,618	4,424
OJSC Mobile TeleSystems (ADR)	1,423,500	10,221
OJSC Moscow Exchange	10,514,906	10,167
OJSC Rosneft Oil Company (GDR)	731,291	2,567
OJSC Surgutneftegas, preference[1]	8,674,425	4,213
Sberbank of Russia	7,844,268	7,041
Yandex NV, Class A1	2,745,900	49,316
		218,067

Turkey 0.0%
Aktaş Elektrik Ticaret AŞ1	4,273	—

United Arab Emirates 0.5%
DP World Ltd.	1,138,619	23,911

Africa 2.7%
South Africa 2.7%
Barloworld Ltd.	1,720,738	14,186
Discovery Ltd.	2,400,507	22,930
Mr Price Group Ltd.	240,639	4,861
MTN Group Ltd.	251,515	4,773
Naspers Ltd., Class N	283,956	36,559
Shoprite Holdings Ltd.	2,707,900	39,197
Telkom SA SOC Ltd.[1]	1,591,800	9,607
		132,113

12	Emerging Markets Growth Fund

Other markets 8.3%	Shares	Value (000)
Australia 1.2%
Oil Search Ltd.	9,089,677	$58,727

Austria 0.5%
Vienna Insurance Group AG	552,924	24,611

Canada 1.1%
Centerra Gold Inc.	3,610,800	18,772
First Quantum Minerals Ltd.	2,559,433	36,371
		55,143

Italy 0.2%
Tenaris SA (ADR)	334,400	10,102

Netherlands 0.3%
Fugro NV, depository receipts	709,518	14,635

Switzerland 0.7%
Dufry AG1	236,460	35,053

United Kingdom 2.0%
Glencore PLC[1]	5,806,352	26,725
Global Ports Investments PLC (GDR)	2,368,003	5,820
Ophir Energy PLC[1]	5,834,759	12,669
PZ Cussons PLC	1,567,400	7,434
SABMiller PLC	113,603	5,879
Sedibelo Platinum Mines Ltd.[1]	16,963,500	8,876
Standard Chartered PLC	1,303,982	19,554
Tullow Oil PLC	2,090,418	13,227
		100,184

United States of America 2.3%
AES Corp.	2,254,500	31,044
Alibaba Group Holding Ltd. (ADR)[1]	133,000	13,824
Arcos Dorados Holdings, Inc., Class A	2,417,300	13,078
Cobalt International Energy, Inc.[1]	3,752,793	33,362
Ctrip.com International, Ltd. (ADR)[1]	135,773	6,178
MercadoLibre, Inc.	82,500	10,532
Xoom Corp.[1]	457,200	8,006
		116,024

Multinational 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,411,000)[3,4,5,6]	50,652,328	17,060
International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	402
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	411
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08, cost: $7,355,000)[1,3,4,5]	3,800	598
		18,471

Total equity securities (cost: $4,160,576,000)		4,772,026

Emerging Markets Growth Fund	13

Bonds & notes

Latin America 0.6%	Principal amount (000)		Value (000)
Brazil 0.6%
Brazil Notas do Tesouro Nacional, Series B, 6.00% 8/15/50[7]	BRL	27	$24,982
Marfrig Holdings (Europe) BV 8.375% 5/9/18		$985	975
Marfrig Overseas Ltd. 9.50% 5/4/20		1,272	1,298
			27,255

Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible, 10/18/20[8]	CNY	93,400	—

Eastern Europe and Middle East 0.0%
Oman 0.0%
bank muscat SAOG 4.50% convertible, 3/20/16	OMR	212	58
bank muscat SAOG 4.50% convertible, 3/20/17		2,746	770
			828

Total bonds & notes (cost: $32,121,000)			28,083

Short-term securities
Corporate short-term notes 2.4%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.10% due 1/7/15		$80,000	79,998
Sumitomo Mitsui Banking Corp. 0.12% due 1/14/15[2]		40,800	40,797

Total short-term securities (cost: $120,797,000)			120,795
Total investment securities (cost: $4,313,494,000)			4,920,904
Other assets less liabilities (including forward currency contracts)			47,504

Net assets			$4,968,408

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $123,644,000, which represented 2.49% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $113,484,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $96,043,000, which represented 1.93% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

Securities:

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

DVR — Differential Voting Rights

GDR — Global Depositary Receipts

Currency:

BRL — Brazilian real

CNY — Chinese renminbi

OMR — Omani rial

See notes to financial statements

14	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities at December 31, 2014	unaudited
(dollars in thousands, except per-share data)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $4,203,162)	$4,827,396
Affiliated issuers (cost: $110,332)	93,508	$4,920,904
Cash		194
Cash denominated in non-U.S. currency (cost: $1,400)		1,399
Unrealized appreciation on forward currency contracts		2,505
Receivables for:
Sales of investments	49,163
Sales of fund’s shares	1,816
Dividends and interest	4,646
Non-U.S. taxes	2,013	57,638
		4,982,640
Liabilities:
Unrealized depreciation on forward currency contracts		111
Payables for:
Purchases of investments	3,407
Investment advisory services	2,960
Directors’ compensation	1,970
Repurchase of fund’s shares	5,436
Other accrued expenses	348	14,121
		14,232
Net assets at December 31, 2014:
Equivalent to $6.78 per share on 732,437,035 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$4,968,408

Net assets consist of:
Capital paid in on shares of stock		$4,496,721
Distributions in excess of net investment income		(56,994)
Accumulated net realized loss		(80,737)
Net unrealized appreciation		609,418
Net assets at December 31, 2014		$4,968,408

See notes to financial statements

Emerging Markets Growth Fund	15

Statement of operations for the six months ended December 31, 2014	unaudited
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $3,293; also includes $653 from affiliates)	$44,271
Interest (includes $9 from affiliates)	791	$45,062
Fees and expenses:
Investment advisory services	20,021
Custodian	939
Registration statement and prospectus	29
Auditing and legal	294
Reports to shareholders	1
Directors’ compensation	393
Other	557
Total expenses before expense reduction	22,234
Custodian expense reduction	2	22,232
Net investment income		22,830

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $7,608 gain from affiliates)	139,594
Forward currency contracts	25,036
Currency transactions	(1,196)	163,434
Net unrealized (depreciation) appreciation on:
Investments	(763,608)
Forward currency contracts	4,176
Currency translations	(385)	(759,817)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		(596,383)

Net decrease in net assets resulting from operations		$(573,553)

Statements of changes in net assets
(dollars in thousands)

	Six months ended	Year ended
	December 31, 2014*	June 30, 2014
Operations:
Net investment income	$22,830	$76,309
Net realized gain on investments, forward currency contracts, currency transactions and in-kind redemption	163,434	97,797
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(759,817)	879,393
Net (decrease) increase in net assets resulting from operations	(573,553)	1,053,499

Dividends and distributions paid to shareholders:
Dividends from net investment income	(97,584)	(114,887)
Distributions from net realized gain on investments	(182,621)	(344,660)
Total dividends and distributions paid to shareholders	(280,205)	(459,547)

Capital share transactions:
Proceeds from shares sold: 12,010,279 and 53,493,672 shares, respectively	93,645	412,002
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 39,626,363 and 58,008,358 shares, respectively	266,289	447,825
Cost of shares repurchased: 138,447,990 and 366,368,599 shares, respectively	(1,064,222)	(2,875,510)
Cost of shares repurchased in connection with in-kind redemptions for the year ended June 30, 2014: 210,008,947 shares	—	(1,615,760)
Net decrease in net assets resulting from capital share transactions	(704,288)	(3,631,443)

Total decrease in net assets	(1,558,046)	(3,037,491)

Net assets:
Beginning of period	6,526,454	9,563,945
End of period (including distributions in excess of net investment income and undistributed net investment income: $(56,994) and $17,760, respectively)	$4,968,408	$6,526,454

* Unaudited.

See notes to financial statements

16	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

On October 22, 2014, shareholders approved the elimination of certain fundamental policies in order to allow the fund to convert from an open-end interval fund to an open-end, daily valued fund on October 31, 2014. Shareholders also approved updates to and the elimination of certain fundamental investment policies of the fund.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4.00 p.m. New York time each day the New York Stock Exchange is open. Prior to October 31, 2014, the net asset value of the fund was only determined on the last business day of each week and month except on any day on which the New York Stock Exchange was closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Emerging Markets Growth Fund	17

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive

18	Emerging Markets Growth Fund

markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2014 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$144,620	$3,284,535	$—	$3,429,155
Latin America	499,637	—	53	499,690
Eastern Europe and Middle East	59,537	141,009	77,572	278,118
Other markets	181,269	356,447	27,347	565,063
Bonds & notes	—	28,083	—	28,083
Short-term securities	—	120,795	—	120,795
Total	$885,063	$3,930,869	$104,972	$4,920,904

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,505	$—	$2,505

Liabilities:
Unrealized depreciation on forward currency contracts	—	(111)	—	(111)
Total	$—	$2,394	$—	$2,394

[1]	Investment securities with a market value of $3,566,401,000, which represented 71.78% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $3,886,961,000, which represented 78.23% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $3,775,912,000 were fair valued as a result of significant market movements following the close of local trading.
[3]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the six months ended December 31, 2014 (dollars in thousands):

	Beginning value at 7/1/2014	Gross transfers into Level 3[4]	Purchases	Sales	Net realized gain[5]	Net unrealized depreciation[5]	Gross transfers out of Level 3[4]	Ending value at 12/31/2014
Private equity funds	$171,104	$—	$2,662	$(9,060)	$7,607	$(77,083)	$—	$95,230
Other securities[6]	11,569	—	9,691	(10,164)	473	(1,827)	—	9,742
Total	$182,673	$—	$12,353	$(19,224)	$8,080	$(78,910)	$—	$104,972

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2014 (dollars in thousands):								$(83,450)

[4]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[5]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[6]	Represents less than 1% of portfolio securities as of December 31, 2014.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

Emerging Markets Growth Fund	19

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of December 31, 2014.

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2014 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$95,230	$13,520	≤1 to 4 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 30%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline sometimes rapidly or unpredictably due to various factors, including events or conditions affecting the general economy or particular industries, overall market changes, local, regional or global political, social or economic instability, governmental or governmental agency responses to economic conditions, and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent

20	Emerging Markets Growth Fund

on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Derivatives risks — Derivatives may expose the fund to certain additional risks relative to traditional securities such as credit risks of the counterparty, imperfect correlation between derivatives prices and prices of related assets, rates or indices, potential for increased volatility and reduced liquidity.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into over-the–counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statement of changes in net assets.

As of December 31, 2014, the fund had open OTC forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open OTC forward currency contracts was $194,442,000 over the prior 12-month period.

		Notional amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)
Sales:
Brazilian real to U.S. dollar expiring 1/9/2015	UBS AG	BRL19,918	$7,787	$7,486	$303
British pound to U.S. dollar expiring 1/12/2015	Bank of New York Mellon	GBP16,909	26,516	26,353	163
British pound to U.S. dollar expiring 1/13/2015	Bank of America	GBP10,885	17,067	16,964	103
Euro to U.S. dollar expiring 1/12/2015	Bank of America	EUR27,494	33,868	33,271	597
Euro to U.S. dollar expiring 1/12/2015	UBS AG	EUR4,914	6,090	5,947	143
Israeli shekel to U.S. dollar expiring 1/7/2015	JPMorgan Chase	ILS19,262	4,828	4,939	(111)
South Korean won to U.S. dollar expiring 1/20/2015	Citibank N.A.	KRW43,929,332	40,493	39,933	560
Taiwanese dollar won to U.S. dollar expiring 1/20/2015	JPMorgan Chase	TWD1,753,132	56,114	55,478	636
Forward currency contracts — net					$2,394

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting agreements in the statement of assets and liabilities.

Emerging Markets Growth Fund	21

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2014 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the statement of assets and liabilities and subject to a
	Gross amounts	master netting agreement
Counterparty	recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets
Forwards
Bank of America	$700	$—	$—	$—	$700
Bank of New York Mellon	163	—	—	—	163
Citibank N.A.	560	—	—	—	560
JPMorgan Chase	636	(111)	—	—	525
UBS AG	446	—	—	—	446
	$2,505	$(111)	$—	$—	$2,394

Liabilities
Forwards
JPMorgan Chase	$(111)	$111	$—	$—	$—

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2014, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $97,584,000 and $182,621,000, respectively. For the year ended June 30, 2014, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $114,887,000 and $344,660,000, respectively.

22	Emerging Markets Growth Fund

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$70,540
Undistributed long-term capital gain	3,217

As of December 31, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,205,189
Gross unrealized depreciation on investment securities	(695,078)
Net unrealized appreciation on investment securities	510,111
Cost of investment securities	4,410,793

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $438,000 in current fees (either paid in cash or deferred) and a net decrease of $45,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $762,442,000 and $1,644,311,000, respectively, during the six months ended December 31, 2014.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2014, the custodian fee of $939,000 was reduced by $2,000.

Emerging Markets Growth Fund	23

9. Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2014, is as follows (dollars in thousands):

Issuer	Beginning shares	Additions	Reductions	Ending shares	Dividend and interest income	Value of affiliate at 12/31/2014
Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	$—	$15,575
Baring Vostok Private Equity Fund III*	23,512,961	—	—	23,512,961	653	24,907
Baring Vostok Capital Partners IV*	53,863,990	2,626,818	—	56,490,808	—	34,555
Capital International Private Equity Fund IV*	50,616,424	35,904	—	50,652,328	9	17,060
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	598
					$662	$93,508

* For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

24	Emerging Markets Growth Fund

Financial highlights	unaudited

	Six months ended	Year ended June 30
	12/31/14[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$7.97	$7.45	$7.39	$9.93	$8.13	$6.72
Income (loss) from investment operations[3]:
Net investment income	.03	.07	.12	.17	.16	.15
Net realized and unrealized (loss) gain on investments	(.82)	.86	.19	(2.33)	1.81	1.39
Total (loss) income from investment operations	(.79)	.93	.31	(2.16)	1.97	1.54

Less dividends and distributions:
Dividends from net investment income	(.14)	(.10)	(.21)	(.12)	(.17)	(.13)
Distributions from net realized gains	(.26)	(.31)	(.04)	(.26)	—	—
Total dividends and distributions	(.40)	(.41)	(.25)	(.38)	(.17)	(.13)
Net asset value, end of period	$6.78	$7.97	$7.45	$7.39	$9.93	$8.13
Total return	(9.84)%	12.69%	3.95%	(21.69)%	24.29%	22.83%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$4,968	$6,526	$9,564	$11,851	$16,827	$12,878
Ratio of expenses to average net assets	.75%[4]	.73%	.73%	.68%	.68%	.71%
Ratio of net investment income to average net assets	.77%[4]	.88%	1.55%	2.02%	1.65%	1.86%
Portfolio turnover rate	13.45%	40.65%	40.99%	39.30%	40.66%	49.38%

[1]	Unaudited.
[2]	Based on operations for the period shown and, accordingly, may not be representative of a full year.
[3]	The per-share data is based on average shares outstanding.
[4]	Annualized.

See notes to financial statements

Emerging Markets Growth Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014 through December 31, 2014).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2014	12/31/2014	period*	ratio
Actual return	$1,000.00	$901.58	$3.59	.75%
Hypothetical 5% return before expenses	1,000.00	1,021.42	3.82	.75

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

26	Emerging Markets Growth Fund

Results of special meeting of shareholders held October 22, 2014

Shares outstanding on August 18, 2014 (record date):	795,442,664
Total shares voting on October 22, 2014:	573,506,657	(72.1% of shares outstanding)

				Percent
		Percent		of shares		Percent
		of shares	Votes	voting	Votes	of shares
	Votes for	voting for	against	against	abstaining	abstaining

To eliminate certain of the fund’s fundamental policies in connection with converting the fund to an open-end, daily valued fund:

	549,358,453	95.8%	22,558,774	3.9%	1,589,429	0.3%

To update the fund’s fundamental investment policies regarding:

Borrowing	505,912,828	88.2	63,933,794	11.2	3,660,035	0.6
Issuance of senior securities	499,893,714	87.2	69,952,908	12.2	3,660,035	0.6
Underwriting	499,893,714	87.2	69,952,908	12.2	3,660,035	0.6
Investments in commodities/real estate	499,947,748	87.2	69,898,874	12.2	3,660,035	0.6
Lending	499,893,714	87.2	69,952,908	12.2	3,660,035	0.6
Industry concentration	508,000,165	88.6	63,917,063	11.2	1,589,429	0.3

To eliminate the fund’s fundamental investment policies regarding:

Investments in securities with unlimited liability	482,486,797	84.1	89,375,341	15.6	1,644,518	0.3
Short sales	487,978,771	85.1	83,938,457	14.6	1,589,429	0.3
Country ownership limits	507,970,224	88.6	63,947,003	11.2	1,589,429	0.3
Diversification standards	508,000,165	88.6	63,917,063	11.2	1,589,429	0.3

Emerging Markets Growth Fund	27

Offices of the fund and of the investment adviser

Capital International, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025-3302

333 South Hope Street

Los Angeles, CA 90071-1406

400 South Hope Street

Los Angeles, CA 90071-2801

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.

One Beacon Street

Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, N. W.

Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses.This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGESRX-015-0215P (NLS) Printed in USA TAG/AFD/9099-S42383

© 2015 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 27, 2015

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: February 27, 2015